SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.----)

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Filed by a Party other than the Registrant |-|

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| | Preliminary Proxy Statement
|-| Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2)
|X| Definitive Proxy Statement
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|-| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

NOMATTERWARE, INC.
(Name of Registrant as Specified in its Charter)

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NOMATTERWARE, INC.

Head Office: 800 N. Rainbow Boulevard, Suite 208 Las Vegas, NV 89701	Calgary Office: 335 – 25th Street SE Calgary, AB T2A 7H8

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
July 8, 2004

To the Shareholders of NoMatterWare, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of NoMatterWare, Inc., a Nevada corporation (the "Company"), will be held at 2:00 p.m., local time, on July 8, 2004, at the Executive Royal Inn Hotel & Conference Centre, 2828 – 23rd Street NE, Calgary, AB T2E 8T4, for the following purposes:

a.

To elect a two (2) member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified; and

b.

To ratify the Board of Directors' selection of auditors, Miller & McCollom, for the current fiscal year.

In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business, New York Time, on June 11, 2004 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: June 18, 2004	By Order of the Board of Directors,
William H. Burns, President & Chief Operating Officer

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting

This proxy statement is being mailed to all shareholders of NoMatterWare, Inc. on June 18, 2004.

NOMATTERWARE, INC.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
July 8, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NoMatterWare, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on July 8, 2004, and at any adjournment thereof (the "Annual Meeting"). Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers, consultants and other employees of the Company, who will receive no additional compensation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR the election of directors of the nominees listed below and FOR the ratification of the Board of Directors' selection of auditors as well as FOR the approval of the proposed name change of the Company.

Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

VOTING SECURITIES

Only shareholders of record at the close of business, New York Time, on June 11, 2004 are entitled to vote at the Annual Meeting. The total number of shares of common stock (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted on the record date was 48,928,883 shares. Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. The holders of a majority of the outstanding votes (24,464,443 shares) shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with the Company's Articles of Incorporation and By-laws, and applicable law, the election of directors shall be by a plurality of votes cast and the ratification of the Board of Directors’ selection of auditors shall be by a majority of the votes cast.

Shares Held By Directors and Named Executive Officers

The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of June 11, 2004 for:

-

each of our directors and executive officers individually;

-

each person or group that we know owns beneficially more than 5% of our common stock; and

-

all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each shareholder is based on 22,513,801 shares of common stock outstanding as of April 8, 2001, together with applicable options for that shareholder. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.

Voting by Directors and Executive Officers

It is anticipated that the directors and the Named Executive Officers of the Company will vote FOR the election of the directors of the nominees listed below and FOR the ratification of the Board of Directors' selection of auditors as well as FOR the approval of the proposed name change of the Company.

Such directors and executive officers, and their affiliates, hold 24% of the votes entitled to be cast at the Annual Meeting.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding(1)
Officers and Directors
William H. Burns(1) 1906 – 11 Avenue SW Calgary, Alberta T2P 3T9	9,833,769	21%
Victor G. Arcuri(2) Suite 1560, 521 – 3rd Ave SW Calgary, Alberta T2P 3E6	1,900,000	3.9%
Officers and Directors as a Group	11,733,769	24%
5% Shareholders
International Securities Group, Inc. (3) 1530 Ninth Avenue SE Calgary, Alberta T2G 0T7	3,709,166	7.6%
Spirit of Noki(4) 646 Saddlecreek Way NE Calgary, AB T3J 4A3	2,800,000	5.7%
Standard IT Corporation(5) 307, 14A Street SW Calgary, AB T2T 3W8	2,622,911	5.4%

(1) Includes 500,000 shares of common stock in the name of Bill Burns, 4,698,033 shares of common stock in the name of William H. Burns, and 4,635,736 shares of common stock held by Bill Burns Ventures, Inc., a company which is controlled by Mr. Burns.
(2) Mr. Arcuri controls the company Infinity CCS, Inc.
(3) International Securities Group, Inc. is beneficially owned by W. Scott Lawler who is also our U.S. securities counsel.
(4) Spirit of Noki is beneficially owned by Nagui Bihelek who is Vice President of development and marketing for the Company.
(5) Standard IT Corporation is beneficially owned by Derek Nalecki who is the Business Systems Architecxt for World Wide Business Systems Inc, an exclusive development partner with the Company.

PROPOSAL 1 - ELECTION OF DIRECTORS

Two (2) directors are to be elected at the meeting. The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Shareholders or until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee the present Board of Directors may recommend.

Nominees for election to serve as directors for the coming year:

William H.W. Burns-CEO, President and member of the Board of Directors, President and member of the Board of Directors of NoMatterWare, Inc.

Mr. Burns served as the Chief Operating Officer of the Company from June 2000 until February 2002, when he transitioned into the role of President/Chief Executive Officer. Mr. Burns was also named to the Board of Directors of NoMatterWare on October 18, 2001. Mr. Burns formerly served as the National Advertising Manager for Sun Media. Mr. Burns has over 20 years of experience in the marketing and promotions area. From 1997 until he joined NoMatterWare in 2000, Mr. Burns was the National and Classified Advertising Manager of The Calgary Sun newspapers and, from 1994-1997, he was President and Publisher of the Baya Group, an interactive telephone response company.

Victor G. Arcuri-Member of the Board of Directors

Mr. Arcuri joined the Board of Directors of NoMatterWare in March 2002. Mr. Arcuri has been the Manager and a member of the Board of Directors of Arvic Search Services Inc. since April 1982. Arvic Search Services is a private corporation based in Calgary, Alberta that is recognized as one of Canada's leading expert in the specialized field of protection of business names, brand names, trademarks and corporation identities.

 Votes Required

The directors will be elected by plurality of the votes of shares present and entitled to vote. Accordingly, the nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and accordingly, will have not effect on the outcome of election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

Management Compensation

The following table sets forth the compensation paid to our Chief Executive Officer for the years indicated.

	Annual Compensation				Long Term Compensation
				Awards
Name and Principal Position	Fiscal Year Ended (1)	Salary (US$)	Other Annual Compensation (US$)	Securities under Option/SAR Granted (#)	Restricted Shares or Restricted Share Units (US$)
William H. Burns, CEO and President	2003	$120,000	$250,000	500,000	--
William H. Burns, CEO and President	2002	$120,000	--	1,500,000	$190,000
Brad Churchill, President	2001	$47,545	--	--	--
William H. Burns, Vice President	2001	$120,000	--	--	--

Option Grants

(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted	Exercise or Base Price ($/Sh)	Expiration Date
William H. Burns	250,000	250,000	$0.25	May 31, 2010
Willilam H. Burns	500,000	500,000(1)	$0.01	N/A(2)

(1)

The securities are purchase warrants that are to be granted to Mr. Burns annually under his consulting agreement.

(2)

The term of these warrants is two (2) years from the date that they are approved by a majority of the Company’s shareholders. These warrants and Mr. Burns’ consulting agreement has not yet been presented to the shareholders for consideration and approval.

Option Exercises

None of the Named Executive Officers have exercised options to purchase shares of our common stock as of June 11, 2004.

Director Compensation

We do not currently pay any cash compensation to directors for serving on our board. We do not provide additional compensation for special assignments of the board of directors.

Employment Contracts with Named Executive Officer

We have entered into a consulting agreement with a company owned and controlled by our sole executive officer, Mr. Bill Burns, whereby Mr. Burns serves as our Chief Executive Officer and President. Such consulting agreement defines the services to be performed, compensation and benefits, confidentiality and specific benefits. The agreement is for a five (5) year term that expires on December 31, 2008. Other terms of such consulting agreement are:

-Annual compensation is set at $10,000 per month, plus applicable Goods and Services Tax; this amount is to increase to $12,000 per month in the event that NoMatterWare achieves certain budget and fiscal targets over any 12 month rolling average or when NoMatterWare’s cash flow covers all monthly operation expenses (excluding historical debt payments), plus a 4% margin sales and net revenues during a fiscal period;

-Annual common stock purchase warrants for 500,000 shares of NoMatterWare’s common stock at a price of $0.01 per share for a term of two (2) years from the date of shareholder approval;

-Annual bonuses based on performance by the Company; and

-Reimbursement of all reasonable expenses incurred in the performance of his duties under the agreement.

PROPOSAL 2 - RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

Subject to shareholder ratification, the Board has selected Miller & McCollom as independent auditors for the fiscal year ending December 31, 2004, and until its successor is selected. Miller & McCollom.  No representative of Miller & McCollom is expected to be present at the Annual Meeting, and accordingly it will not have an opportunity to make a statement or be available to answer questions.

FUTURE SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Proxy Statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than February 19, 2005, for inclusion, if proper, in next year's proxy solicitation materials.

GENERAL

The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN
AND RETURN THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

William H. Burns, President and Chief Executive Officer